UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 28, 2001

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware               333-79283-05                    06-1204982
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       (State or other            (Commission                   (IRS Employer
jurisdiction of incorporation)    File Number)               Identification No.)




1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 713-2000


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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          (Former name or former address, if changed since last report)

ITEM 5. Other Events

            On September 28, 2001 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1, Class A-1, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $218,915,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Home Mortgage, Inc., as originator and servicer, The Chase Manhattan Bank, as trustee, and Wells Fargo Bank Minnesota, N.A., as trust administrator. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.


ITEM 7.       Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   -----------

      (EX-4) Pooling and Servicing Agreement, dated as of September 1, 2001, among Mortgage Asset Securitization Transactions, Inc., Wells Fargo Home Mortgage, Inc., The Chase Manhattan Bank and Wells Fargo Bank Minnesota, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


October 10, 2001

                                   By:    /s/ Hugh Corcoran
                                      ------------------------------------------
                                      Name: Hugh Corcoran
                                      Title:   Executive Director



                                   By:    /s/ Peter Ma
                                      ------------------------------------------
                                      Name: Peter Ma
                                      Title:   Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(EX-4)                    Pooling and Servicing                     E
                          Agreement, dated as of
                          September 1, 2001, among
                          Mortgage Asset Securitization
                          Transactions, Inc., Wells
                          Fargo Home Mortgage, Inc.,
                          The Chase Manhattan Bank and
                          Wells Fargo Bank Minnesota,
                          N.A.